Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 13, 2015

Cadiz Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-12114	77-0313235
(Commission File Number)	(IRS Employer Identification No.)

550 South Hope Street, Suite 2850, Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On May 13, 2015, Cadiz Inc. (the “Company”) issued a press release announcing that Scott Slater, the Company’s President and CEO, will present on this day at 1:00 p.m. PDT at the 16th Annual B. Riley & Co. Investor Conference being held at the Loews Hollywood Hotel in Los Angeles, California.  A live webcast of the presentation can also be accessed from the Cadiz Inc. website Investor Relations page at http://cadizinc.com/investor-relations/ .  A downloadable copy of Mr. Slater’s presentation is posted on the Cadiz Inc. website Investor Relations page.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statement and Exhibits

    (d)  Exhibits

99.1	Press release, dated May 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

By:	/s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

Dated:  May 13, 2015